UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 11, 2005


                            VERTEX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)


         New Jersey                    0-15066                 22-2050350
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


3619 Kennedy Road, South Plainfield, New Jersey                     07080
  (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (908) 756-2000

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      Securities Purchase Agreement
      -----------------------------

      On January 11, 2005, we entered into a Securities Purchase Agreement with AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC for the sale of (i) $1,850,000 in secured convertible notes and (ii) warrants to purchase 1,850,000 shares of our common stock.

      The secured convertible notes bear interest at 10%, mature two years from the date of issuance, and are convertible into our common stock, at the investors' option, at the lower of:

      o     $0.09; or

      o 40% of the average of the three lowest intraday trading prices for the common stock on the Over-The-Counter Bulletin Board for the 20 trading days before but not including the conversion date.

      The full principal amount of the secured convertible notes, plus a default interest rate of 15%, is due upon a default under the terms of secured convertible notes. In addition, we granted the investors a security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property. We are required to file a registration statement with the Securities and Exchange Commission within 30 days of closing, which will include the common stock underlying the secured convertible notes and the warrants. If the registration statement is not declared effective within 60 days from the date of closing, we are required to pay liquidated damages to the investors. In the event that we breach any representation or warranty in the Securities Purchase Agreement, we are required to pay liquidated damages in shares of our common stock or cash, at the election of the investors, in an amount equal to three percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

      The warrants are exercisable until five years from the date of issuance at a purchase price of $0.09 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the investors exercise the warrants on a cashless basis, we will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event we issue common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

      Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for our shares of common stock for the five trading days immediately preceding such issuance as set forth on our principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by us in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

      The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the investors' position.

      The investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of our common stock.

      Under a Guaranty and Pledge Agreement, Mr. Nicholas Toms, our Chief Executive Officer agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations, whether matured or unmatured, now or hereafter existing or created and becoming due and payable to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC, their successors, endorsees, transferees or assigns under the Securities Purchase Agreement and other transaction documents to the extent of 2,006,418 shares of our common stock owned by Mr. Toms, and (ii) to grant to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC, their successors, endorsees, transferees or assigns a security interest in the 2,006,418 shares owned by Mr. Toms as collateral security for such obligations.

      Stock Purchase Agreement
      ------------------------

      On January 12, 2005, we entered into a Stock Purchase Agreement with Peter
B. Ayling, Elizabeth M. Ayling, Brad L. Leonard, Michael C. Moore, Cape Systems and Consulting Services Ltd. and Cape Systems, Inc. pursuant to which we purchased all of the issued and outstanding shares of common stock of Cape Systems and Consulting Services Ltd. from Peter B. Ayling and Elizabeth M. Ayling and Cape Systems, Inc. from Brad L. Leonard and Michael C. Moore for an aggregate purchase price of $2,000,000. Pursuant to the Stock Purchase Agreement, the parties executed an Escrow Agreement pursuant to which $200,000 of the purchase price was placed in escrow for a period of 15 months as a fund for indemnity claims arising out of the transaction.

      Cape Systems is a provider of palletizing and packaging configuration, and truck/container loading software that improves pallet and truck utilization, and reduces packaging, storage and transportation costs. Its programs optimize pallet patterns, create new case sizes and product packaging, create efficient bundles of corrugated flat packs, build display pallet loads and test the strength of corrugated board. Its customer base, numbering approximately 3,700, includes, among others, such companies as Wal-Mart, Sam's Club, Kraft, Nestle, Procter & Gamble, Smurfit-Stone and Coca-Cola.

      In connection with the acquisition, we entered into an Employment Agreement with Brad L. Leonard to serve as Vice President General Manager - Sales, Cape Group. Pursuant to the Employment Agreement, Mr. Leonard will receive an annual salary of $110,000, 200,000 stock options were granted upon execution and Mr. Leonard will receive 160,000 stock options each year employed, commencing January 12, 2006, for a period of five years. The Employment Agreement can be terminated by the Company upon 30 days written notice to Mr. Leonard and by Mr. Leonard upon written notice to the Company for just cause, as defined therein.

      In connection with the acquisition, we entered into a Consulting Agreement with IMC Development Group, which is owned by Peter and Elizabeth Ayling. Pursuant to the Consulting Agreement, we retained IMC Development Group for a period of 18 months, which is then automatically renewable on a month-to-month basis. IMC Development Group will be paid 7,500 pounds per month (approximately $14,021 per month based on current exchange rates), 300,000 stock options were granted upon execution and IMC Development Group will receive 500,000 stock options each year while the Consulting Agreement is in place, commencing January 12, 2006, for a period of three years. Additionally, Mr. Ayling will serve as our Vice President of Marketing.

Item 2.01 Acquisition of Assets.

      See Item 1.01 above.

Item 2.03 Creation of a Direct Financial Obligation.

      See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial statements of business acquired.

            1. Audited Financial Statements of Cape Systems and Consulting Services Ltd. for the year ended December 31, 2004 (to be filed by amendment).

            2. Audited Financial Statements of Cape Systems, Inc. for the year ended December 31, 2004 (to be filed by amendment).

      (b)   Pro forma financial information.

            Pro forma Financial Information will be filed by amendment.

      (c)   Exhibits.

Exhibit
Number                               Description
--------------------------------------------------------------------------------
4.1 Securities Purchase Agreement, dated January 11, 2005, by and among Vertex Interactive, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

4.2 Callable Secured Convertible Note issued to AJW Offshore, Ltd., dated January 11, 2005.

4.3 Callable Secured Convertible Note issued to AJW Qualified Partners, LLC, dated January 11, 2005.

4.4 Callable Secured Convertible Note issued to AJW Partners, LLC, dated January 11, 2005.

4.5 Callable Secured Convertible Note issued to New Millennium Capital Partners II, LLC, dated January 11, 2005.

4.6         Stock Purchase Warrant issued to AJW Offshore, Ltd., dated January
            11, 2005.

4.7 Stock Purchase Warrant issued to AJW Qualified Partners, LLC, dated January 11, 2005.

4.8         Stock Purchase Warrant issued to AJW Partners, LLC, dated January
            11, 2005.

4.9 Stock Purchase Warrant issued to New Millennium Capital Partners II, LLC, dated January 11, 2005.

4.10 Registration Rights Agreement, dated as of January 11, 2005, by and among Vertex Interactive, Inc., AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

4.11 Security Agreement, dated as of January 11, 2005, by and among Vertex Interactive, Inc., Data Control Systems, Inc., Renaissance Software, Inc., Xequte Solutions PLC, Xequte Solutions, Inc., Vertex Interactive (UK), Ltd., Vertex Interactive (Ireland) Ltd., Vertex Interactive (Mfg) Ltd., Trend Investments Ltd., ICS France Indentcode-System S.A.., Vertex Support And Maintenance Italia SRL, Vertex Interactive Italia SRL, Euronet Consulting SRL, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

4.12 Intellectual Property Security Agreement, dated January 11, 2005, by and among Vertex Interactive, Inc., Data Control Systems, Inc., Renaissance Software, Inc., Xequte Solutions PLC, Xequte Solutions, Inc., Vertex Interactive (UK), Ltd., Vertex Interactive (Ireland) Ltd., Vertex Interactive (Mfg) Ltd., Trend Investments Ltd., ICS France Indentcode-System S.A.., Vertex Support And Maintenance Italia SRL, Vertex Interactive Italia SRL, Euronet Consulting SRL, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

4.13 Guaranty and Pledge Agreement, dated January 11, 2005, by and among Vertex Interactive, Inc., Nicholas Toms, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC.

10.1 Stock Purchase Agreement, dated January 12, 2005, by and among Vertex Interactive, Inc., Peter B. Ayling, Elizabeth M. Ayling, Brad
            L. Leonard, Michael C. Moore, Cape Systems and Consulting Services Ltd. and Cape Systems, Inc.

10.2 Escrow Agreement, dated as of January 12, 2005, by and among Vertex Interactive, Inc., Peter B. Ayling, Elizabeth M. Ayling, Brad L. Leonard, Michael C. Moore and Law Office of Jeffrey D. Marks P.C.

10.3 Employment Agreement, dated as of January 12, 2005, by and between Vertex Interactive, Inc. and Brad L. Leonard

10.4 Consulting Agreement, dated as of January 12, 2005, by and between Vertex Interactive, Inc. andIMC Development Group

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Vertex Interactive, Inc.


Date:  January 18, 2005               /s/ NICHOLAS R. TOMS
                                      ---------------------------
                                      Nicholas R. Toms, Chief Executive Officer